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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 1, 1999

                       L-3 COMMUNICATIONS HOLDINGS, INC.
                                      AND
                         L-3 COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                            (State of incorporation)

                                --------------

                                   001-14141
                                   333-46983
                            (Commission File Number)

                                   13-3937434
                                   13-3937436
                    (I.R.S. Employer Identification Number)


                   600 THIRD AVENUE, NEW YORK, NEW YORK 10016
              (Address of Registrant's principal executive office)

                                  212-697-1111
                        (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

      On March 1, 1999, L-3 Communications Corporation, a Delaware corporation ("L-3"), and Aydin Corporation, a Delaware corporation (the "Company"), announced that they had entered into an Agreement and Plan of Merger, dated as of March 1, 1999 (the "Merger Agreement") among the Company, L-3 and Angel Acquisition Corporation ("Angel Acquisition"), a Delaware corporation and a wholly-owned subsidiary of L-3 in turn a wholly-owned subsidiary of L-3 Communications Holdings, Inc. ("Holdings") a Delaware corporation, pursuant to which Angel Acquisition would acquire all of the outstanding shares of common stock, par value $1.00 per share (the "Shares") of the Company at a price of $13.50 per Share in cash. Angel Acquisition will commence a tender offer (the "Offer") for all of the Shares and, following completion of the Offer, upon the terms and subject to the conditions set forth in the Merger Agreement, will merge (the "Merger") with and into the Company with the Company surviving the Merger and becoming a wholly-owned subsidiary of L-3. Pursuant to a tender agreement (the "Tender Agreement"), stockholders of the Company representing approximately 11.8% of the issued and outstanding Shares of the Company (the "Stockholders") have contractually agreed, among other things, to tender their Shares in the Offer and to vote in favor of the transactions contemplated by the Merger Agreement. Consummation of the Offer is conditioned upon, among other things, (i) there being validly tendered and not properly withdrawn prior to the expiration of the Offer a number of Shares which, together with any Shares owned by Holdings, L-3 or Angel Acquisition, or any controlled affiliate thereof, constitutes at least a majority of the voting power (determined on a fully-diluted basis), on the date of purchase, of all the securities of the Company entitled to vote generally in the election of directors or in a merger and (ii) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary conditions.

      The foregoing descriptions of the Merger Agreement and the Tender Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Tender Agreement.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits.

Exhibit Number                             Title
--------------                             -----

     2 Agreement and Plan of Merger dated as of March 1, 1999 among L-3 Communications Corporation, Angel Acquisition Corporation and Aydin Corporation.

    10.1 Tender Agreement dated as of March 1, 1999 among L-3 Communications Corporation, Steel Partners II, L.P., Sandera Partners, L.P. and Newcastle Partners, L.P.

    99          Press Release of L-3 Communications Corporation dated March 1,
                1999.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 L-3 COMMUNICATIONS HOLDINGS, INC.


                                 By: /s/ Christopher C. Cambria
                                     ------------------------------------------
                                     Name: Christopher C. Cambria
                                     Title: Vice President  and General Counsel



                                 L-3 COMMUNICATIONS CORPORATION


                                 By: /s/ Christopher C. Cambria
                                     ------------------------------------------
                                     Name: Christopher C. Cambria
                                     Title: Vice President and General Counsel



Date: March 3, 1999







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                                 Exhibit Index
                                 -------------



Exhibit Number                           Title
--------------                           -----
     2 Agreement and Plan of Merger dated as of March 1, 1999 among L-3 Communications Corporation, Angel Acquisition Corporation and Aydin Corporation.

    10.1 Tender Agreement dated as of March 1, 1999 among L-3 Communications Corporation, Steel Partners II, L.P., Sandera Partners, L.P. and Newcastle Partners, L.P.

    99          Press Release of L-3 Communications Corporation dated March 1,
                1999.













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